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                                                                    EXHIBIT 23.3

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Starbase Corporation on Form S-3 of our report dated June 27, 2000, appearing in the Annual Report on Form 10-K of StarBase Corporation for the year ended March 31, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 4, 2000